Exhibit 10.2

Execution Version

Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Commission.

2013 Amendment
to
License, Development, Manufacturing and Commercialization Agreement

by and between

Vertex Pharmaceuticals Incorporated

and

Janssen Pharmaceutica NV

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

TABLE OF CONTENTS

Article 1	Definitions	1

Article 2	Governance	2
2.1	Termination of Governance Provisions	2
2.2	Liaisons	2
2.3	Diligent Efforts	2
2.4	Safety	2

Article 3	Development	2
3.1	Termination of Development Provisions	2
3.2	Post-Collaboration Development Activities	2
3.3	Regulatory Submissions and Regulatory Approvals	2
3.4	Pediatric Study	3
3.5	Extend Study	3
3.6	Specific Studies	3
3.7	Wind Down	3

Article 4	Manufacture and Supply	3
4.1	Termination of Manufacture and Supply Provisions	3
4.2	Clinical and Commercial Supplies	3
4.3	Supply and Quality Agreement	4

Article 5	Commercialization	4
5.1	Termination of Commercialization Rights	4
5.2	Resource Allocation	4
5.3	Referral of Orders; Returns	4
5.4	Pharmacovigilance, Adverse Event and Product Complaint Reporting Procedures	4
5.5	Medical Enquiries	4
5.6	Website Cooperation Agreement	4
5.7	Advertising and Promotional Materials	5
5.8	Continuing Commercial Provisions	5

Article 6	Philanthropic Program	5
6.1	Philanthropic Program	5

Article 7	License Grant	5
7.1	License Grants	5
7.2	Additional Non-Exclusive Know-How License from Vertex	5
7.3	Additional Licenses from Janssen	5
7.4	Additional Development License from Vertex	5
7.5	Paid-Up License	5
7.6	Right to Sublicense	5
7.7	Other License Amendments	5

Article 8	Intentionally Left Blank	6

i
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article 9	Financial Provisions	6
9.1	One-time License Fee	6
9.2	Royalties Milestones and Other Payments	6
9.3	Cost Reimbursement	6
9.4	Third Party Licenses	6
9.5	Reports	6
9.6	Audits, Payments and Income Tax Withholdings	7
9.7	Parallel Importation	7

Article 10	Intellectual Property	7
10.1	General	7
10.2	Assignment	7
10.3	Reimbursement	7
10.4	ELC Patents	7

Article 11	Confidentiality	7
11.1	Confidentiality and Non-Use	7
11.2	Consultant and Advisor Obligations	8
11.3	Publication	8
11.4	Publicity/Use of Names	8

Article 12	Representations and Warranties; Indemnification	8
12.1	Authority	8
12.2	General	9

Article 13	Term	9
13.1	Term	9
13.2	Survival	9

Article 14	Governing Law and Dispute Resolution	9
14.1	Governing Law and Dispute Resolution	9
14.2	Amendment of Dispute Resolution Provisions	9

Article 15	Miscellaneous	9
15.1	Miscellaneous	9

Article 16	Mutual Releases	9
16.1	Release of Janssen	9
16.2	Release of Vertex	10
16.3	Non-Assignment of Claims	10
16.4	Later Discovered Facts	10
16.5	Voluntary Execution	10

ii
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

2013 Amendment to License, Development, Manufacturing and Commercialization Agreement
This 2013 Amendment to the License, Development, Manufacturing and Commercialization Agreement (this “2013 Amendment”) is effective as of November 19, 2013 (the “Amendment Effective Date”) and is entered into by and between Vertex Pharmaceuticals Incorporated, a Massachusetts corporation with corporate offices at 130 Waverly Street, Cambridge, MA 02139-4242, United States of America (“Vertex”) and Janssen Pharmaceutica NV, a Belgium corporation with corporate offices at 30, Turnhoutsesteenweg, B-2340 Beerse, Belgium (“Janssen”).
Background
WHEREAS, Vertex and Janssen have entered into a License, Development, Manufacturing and Commercialization Agreement effective June 30, 2006, as amended to date (the “Parent Agreement”) and the Website Cooperation Agreement dated January 4, 2011; and
WHEREAS, Vertex and Janssen have developed telaprevir and Janssen has commercialized Incivo (telaprevir) in the Territory under the terms of the Parent Agreement, and
WHEREAS, Vertex and Janssen each now wish to further amend the rights and obligations of the Parties under the Parent Agreement and the Website Cooperation Agreement.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.
Article 1 - Definitions
Capitalized terms used in this 2013 Amendment that are not defined herein will have the meaning assigned to such terms in the Parent Agreement.

1.1	“Agreement” means the Parent Agreement as amended by this 2013 Amendment.

1.2	“ELC Patents” means a Janssen Assigned Patent, which has the family designation VPI/00-131 as listed on Schedule A.

1.3	“Extend Study” means the ongoing Clinical Trial entitled “A 3-Year, Virology Follow-up Study in Subjects Previously Treated With Telaprevir in Select Clinical Studies.”

1.4	“Janssen Assigned Patents” means the Patent Rights assigned to Janssen by Vertex as defined in Section 10.2 of this 2013 Amendment.

1.5	“Liaisons” means the persons designated by the Parties pursuant to Section 2.2 of this 2013 Amendment and “Liaison” means any one of them.

1.6
“Pediatric Study” means the ongoing Clinical Trial entitled “An Open-Label Study of the Effect of Telaprevir in Combination With Peginterferon Alfa-2b and Ribavirin in Pediatric Subjects Infected With Hepatitis C Virus.”

1.7
“Post-Collaboration Development Activities” mean any Development activities of a Party that are initiated after the Amendment Effective Date and that relate to the Development of a Product containing VX-950.

1.8	“Specific Studies” means the following Clinical Trials entitled:
1.8.1    “A 2-Part, Open Label Study of Telaprevir in Combination With Peginterferon Alfa-2a (Pegasys®) and Ribavirin (Copegus®) in Subjects Chronically Infected With Genotype 1 Hepatitis C Virus Following Liver Transplantation;” (the Refresh study 117)

1
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

1.8.2    “An Open-Label, Phase 3b Study To Determine Efficacy and Safety of Telaprevir, Pegylated-Interferon-alfa-2a and Ribavirin in Hepatitis C Genotype 1 Infected, Stable Liver Transplant Subjects;” (the study HPC3006)
1.8.3    “An Open-Label, Phase 3b Study to Determine Efficacy and Safety of Telaprevir, Pegylated-Interferon-alfa-2a and Ribavirin in Hepatitis C Virus Treatment-Naïve and Treatment-Experienced Subjects With Genotype 1 Chronic Hepatitis C and Human Immunodeficiency Virus Type 1 (HCV-1/HIV-1) Coinfection;” (the study HPC3008) and
1.8.4    “An Open Label, Phase 3 Study of Telaprevir in Combination With Peginterferon Alfa 2a (Pegasys®) and Ribavirin (Copegus®) in Subjects Coinfected With Genotype 1 Hepatitis C Virus and Human Immunodeficiency Virus Type 1(HCV/HIV-1).” (the Unite study 115)
Article 2 - Governance

2.1	Termination of Governance Provisions. Article 2 of the Parent Agreement shall terminate in its entirety as of the Amendment Effective Date.

2.2
Liaisons. Promptly after the Amendment Effective Date, the Parties will designate Liaisons to receive communications and to communicate regarding (a) the conduct of Clinical Trials by a Party during the Term in which Product containing VX-950 is administered, including for the Pediatric Study, and (b) the Agreement. Any reference in the Agreement to the JSC or any other governance committee will be a reference to the Liaison of a Party as appropriate.

2.3	Diligent Efforts. For clarity, except as specifically provided herein, all obligations of the Parties to use diligent efforts under the Agreement are terminated.

2.4
Safety. For clarity, the governance provisions of the Pharmacovigilance Agreement, dated August 28, 2012, by and among the Parties and Mitsubishi Tanabe Pharma Corporation (the “Pharmacovigilance Agreement”), including provisions relating to the DST and SOWG (as defined in the Pharmacovigilance Agreement), are not affected by this 2013 Amendment.

Article 3 - Development

3.1	Termination of Development Provisions. Sections 3.1, 3.2, 3.3, 3.4, 3.5.1, 3.6, 3.7.2 and 3.7.5 of the Parent Agreement shall terminate in their entirety as of the Amendment Effective Date.

3.2
Post-Collaboration Development Activities. Section 3.5 of the Parent Agreement (excluding all governance provisions contained therein) shall continue to be applicable to Additional Development Activities initiated by a Party prior to the Amendment Effective Date, and the following shall be inserted after the final paragraph of Section 3.5:

“Each Party shall have the right to conduct Post-Collaboration Development Activities at such Party’s sole expense. A Party may include results from any Post-Collaboration Development Activities conducted by the other Party with a Regulatory Authority to the extent that filing such results is required for safety purposes by the Regulatory Authority. A Party who wishes to include the results from the other Party’s Post-Collaboration Development Activities in Regulatory Filings for other than required safety reasons shall have the right to do so to support a label claim or a change in an approved label in such Party’s territory [***].”

3.3
Regulatory Submissions and Regulatory Approvals. Sections 3.7.1, 3.7.3 and 3.7.4 of the Parent Agreement shall continue in full force and effect. Drafts of material submissions made by a Party to, or correspondence with, Regulatory Authorities in such Party’s territory regarding the Product will be provided to the other Party to the extent practicable a reasonable period prior to such submission.

2
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

3.4
Pediatric Study. The Parties agree to conduct the Pediatric Study as follows: (a) Vertex shall be responsible for using Diligent Efforts, including compliance with applicable law and Good Clinical Practice, to conduct the Pediatric Study as provided in the Global Development Plan as of the Amendment Effective Date, and (b) Vertex shall be reimbursed by Janssen for costs of the Pediatric Study as provided in Section 9.3 of the Parent Agreement as amended hereby. The Parties’ Liaisons shall review any proposed amendments to the Pediatric Study presented by either Party and may approve or disapprove any such proposed amendments; provided that such Pediatric Study shall be amended by the Parties to the extent required by any relevant Regulatory Authority. Disagreements regarding the Pediatric Study that cannot be resolved by the Liaisons shall be submitted for resolution as Unresolved Matters under the provisions of Section 14.2 of the Parent Agreement.

[***]

3.5
Extend Study. The Parties agree to conduct the Extend Study as follows: (a) the Parties shall be responsible for using Diligent Efforts, including compliance with applicable law and Good Clinical Practice, to conduct the Extend Study as provided in the Global Development Plan as of the Amendment Effective Date, and (b) each Party shall be reimbursed by the other Party for costs of the Extend Study as provided in Section 9.3 of the Parent Agreement as amended hereby. The Parties’ Liaisons shall review any proposed amendments to the Extend Study presented by either Party and may approve or disapprove any such proposed amendments; provided that such Extend Study shall be amended by the Parties to the extent required by any relevant Regulatory Authority. Disagreements regarding the Extend Study that cannot be resolved by the Liaisons shall be submitted for resolution as Unresolved Matters under the provisions of Section 14.2 of the Parent Agreement.

3.6
Specific Studies. Notwithstanding Section 3.5 of the Parent Agreement, the Parties have decided to share the results of the Specific Studies at no cost to the other Party. The Parties will make such disclosures to each other, execute such documents and provide such rights of reference to enable the other Party to submit to Regulatory Authorities such Janssen Know-How and Vertex Know-How generated as a result of these Specific Studies and to obtain the intended modifications to the Regulatory Approvals supported by such know-how. The Licenses of Sections 7.2 and 7.3 of the Parent Agreement will include a license to the Vertex Know-How and the Janssen Know-How resulting from any know-how generated as a result of and any Vertex Patent Rights or Janssen Patent Rights resulting from inventions conceived or reduced to practice as a result of the Specific Studies.

3.7
Wind-down. The Parties shall as promptly as practicable wind down all “other” activities, if any, contemplated by the Global Development Plan as of the Amendment Effective Date (“other” meaning other than the Pediatric Study, the conduct of which shall be governed by Section 3.4 of this 2013 Amendment, the Extend Study, the conduct of which shall be governed by Section 3.5 of this 2013 Amendment, and the Specific Studies).

Article 4 - Manufacture and Supply

4.1	Termination of Manufacture and Supply Provisions. Sections 4.1, 4.2, 4.3, 4.4, 4.5 and 4.7 of the Parent Agreement shall terminate in their entirety as of the Amendment Effective Date.

4.2	Clinical and Commercial Supplies. The Manufacture and supply of Product for both clinical and commercial purposes will occur in accordance with the terms of this 2013 Amendment as follows:

(a)	Clinical. Each Party shall use its own supply of VX-950 for Clinical Trials conducted by or on behalf of such Party in accordance with the licenses granted in the Agreement.

(b)
Commercial. Janssen will be responsible for the Manufacture of Product for Commercialization in the Territory, and Vertex will be responsible for the Manufacture of Product for Commercialization in its territories. If Janssen requests from Vertex any commercial quantities of VX-950, to the extent such commercial quantities are then available and will not adversely affect

3
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Vertex’s Commercialization of Products containing VX-950 in its territories, Vertex will provide such quantities to Janssen [***] pursuant to the Supply Agreement dated July 9, 2009 (the “Supply Agreement”) between the Parties.

4.3	Supply Agreement and Quality Agreement.
4.3.1    Section 6.6 of the Supply Agreement is deleted in its entirety and the following is substituted therefor:
“Survival. Notwithstanding anything in this Supply Agreement to the contrary, the following provisions herein shall survive the termination of this Supply Agreement: last sentence of Section 2.2, Sections 3.1, 6.3, 6.6, 9.1, 9.2, 9.4-9.13, and Articles 7 and 8, and the provisions of the Quality Agreement which by their terms survive such termination.”
4.3.2    The Supply Agreement, as amended by Section 4.3.1 of this 2013 Amendment, is terminated as of the Amendment Effective Date.
4.3.3    The Quality Agreement dated June 23, 2009, as amended, is terminated as of the Amendment Effective Date.
Article 5 - Commercialization

5.1	Termination of Commercialization Provisions. Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.8 and 5.9 of the Parent Agreement shall terminate in their entirety as of the Amendment Effective Date.

5.2
Resource Allocation. Janssen will be permitted to allocate resources to the Commercialization of the Product according to its own internal decision making process. Janssen shall be solely responsible for all decisions regarding the prices charged for the Product in the Territory, as well as discounts, rebates and all other deductions from Net Sales allowed under Section 1.77 of the Parent Agreement.

5.3
Referral of Orders; Returns. Section 5.6 of the Parent Agreement shall remain in full force and effect; provided that if Product sold in the Territory is returned to Vertex, Vertex shall promptly ship such Product to a facility designated by Janssen, at Janssen’s expense.

5.4	Pharmacovigilance, Adverse Event and Product Complaint Reporting Procedures.
5.4.1    Agreement. The Pharmacovigilance Agreement shall continue to govern the rights and obligations of the Parties regarding pharmacovigilance, adverse events and product complaint reporting procedures and is not modified by this 2013 Amendment. Section 5.7 of the Parent Agreement shall remain in full force and effect (subject to the later executed Pharmacovigilance Agreement) except that [***].
5.4.2    Database. The Parties agree to use commercially reasonable efforts to allow Janssen to, by March 1, 2014, (1) cease processing VX-950 adverse events in Vertex’s Argus Global Safety Database and (2) begin exchanging adverse events electronically (E2B) with Vertex from Janssen’s Safety Database; provided that this transition will not occur until the electronic exchange (a) meets the requirements set forth in ICH E2B (R2) - Maintenance of the ICH Guideline on Clinical Safety Data Management: Data Elements For Transmission of Individual Case Safety Reports and (b) requires only similar Vertex personnel resources as are currently required.

5.5	Medical Inquiries. Section 5.11.1 of the Parent Agreement is hereby amended by deleting (a) [***] and (b) the last sentence of such Section 5.11.1 of the Parent Agreement.

5.6
Website Cooperation Agreement. The establishment, content, operation, and maintenance of any site or domain on the internet by the Parties for the Product is subject to the Website Cooperation Agreement dated January 4, 2011 except that Article 3 of the Website Cooperation Agreement shall terminate as of the Amendment Effective Date.

4
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

5.7
Advertising and Promotional Materials. Janssen will have the right, but not the obligation, to carry Vertex’s name and logo on its Product packaging, package inserts, labels and containers, and on all printed, electronic and digital material related thereto, including educational materials and advertisements, with no size requirement.

5.8	Continuing Commercial Provisions. Sections 5.7, 5.10 and 5.11.2 of the Parent Agreement shall remain in full force and effect.
Article 6 - Philanthropic Program.

6.1	Philanthropic Program. Article 6 of the Parent Agreement has been deleted in its entirety and the following is substituted therefor:
“Each Party shall have the right but no obligation to conduct philanthropic programs with respect to the diagnosis, prevention, treatment and cure of HCV infection. Each Party will be free to qualify a bona fide program for the diagnosis, prevention, treatment and cure of HCV infection as philanthropic.”
Article 7 - License Grants

7.1	License Grants. Article 7 of the Parent Agreement, as supplemented and modified by this 2013 Amendment, shall remain in full force and effect.

7.2
Additional Non-exclusive Know-How License from Vertex. Vertex and its Affiliates hereby grant to Janssen a non-exclusive, worldwide [***] license to use the Information disclosed by Vertex or its Affiliates under the Agreement to Janssen or its Affiliates for any purpose within Janssen and its Affiliates consistent with Janssen’s obligation of confidentiality with respect to Third Parties pursuant to the Agreement. The license contained in this Section 7.2 of this 2013 Amendment may be sublicensed in accordance with Section 7.7, first paragraph, of the Parent Agreement.

7.3
Additional Licenses from Janssen. Janssen hereby grants to Vertex a perpetual, [***], non-exclusive license in the Territory to Manufacture VX-950 and Products containing VX-950 for Commercial use outside the Territory under Janssen Assigned Patents. Janssen hereby grants to Vertex a perpetual, [***], non-exclusive license in the Territory under the Janssen Assigned Patents for all purposes other than Developing, Manufacturing and/or Commercializing VX-950 or its bioequivalents, and Products containing VX-950 or its bioequivalents. The licenses contained in this Section 7.3 of this 2013 Amendment may be sublicensed in accordance with Section 7.7, first paragraph, of the Parent Agreement.

7.4
Additional Development License from Vertex. Vertex and its Affiliates hereby grant to Janssen a non-exclusive right and license under the Vertex Know-How, Vertex Patent Rights and Vertex’s rights under Joint Patent Rights to Develop and Manufacture VX-950 and Products containing VX-950 in North America.

7.5
Paid-up Licenses. The licenses of Article 7 of the Parent Agreement and Article 7 of the 2013 Amendment shall be fully paid-up and perpetual subject to (i) the payment of royalties for Net Sales during the quarters ended September 29, 2013 and December29, 2013, (ii) [***] and (iii) amounts payable to Vertex [***] pursuant to Section 9.5 of the Agreement.

7.6
Right to Sublicense. The second paragraph of Section 7.7 of the Parent Agreement shall be deleted in its entirety. Each Party promptly shall provide written notice to the other Party of any sublicense granted pursuant to Section 7.7 of the Agreement, except in case of sublicenses to Affiliates.

7.7
Other License Amendments. The licenses of Sections 7.1, 7.2, 7.3 and 7.4 of the Parent Agreement are amended in the last sentence after the phrase “Additional Development Activities” to add the phrase “or Post Collaboration Development Activities.”

5
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Article 8 - Intentionally Left Blank
Article 9 - Financial Provisions
Except as provided for in this 2013 Amendment, all obligations of Janssen and Vertex to pay royalties, license fees, milestones and/or development cost reimbursement under the Agreement (including Section 9.1 of the Parent Agreement) will terminate.

9.1
One-time License Fee. In consideration for royalties that would have otherwise been payable to Vertex related to Net Sales in the Territory on or after December 29, 2013 pursuant to Section 9.4.1(a) of the Parent Agreement and the covenants and the licenses under this 2013 Amendment, Janssen shall pay Vertex a one-time non-refundable, non-creditable payment of One Hundred Fifty Two Million Dollars (US $152,000,000) within [***] of the Amendment Effective Date.

9.2	Royalties Milestones and Other Payments.

(a)	Section 9.2 of the Parent Agreement shall terminate in its entirety as of the Amendment Effective Date.

(b)
Sections 9.4.1(a) and 9.4.2 of the Parent Agreement shall terminate effective upon the fulfillment of Janssen’s obligations to pay royalties on Net Sales in the Territory for the Calendar Quarter ended December 29, 2013.

(c)	Section 9.4.1(b) of the Parent Agreement shall be terminated in its entirety immediately following the Calendar Quarter ending December 29, 2013 and the following substituted therefor:
“9.4.1 (b) [***]"

(d)
If Net Sales of VX-950 in the Territory for the period beginning on [***] and ending on [***] exceed [***], Janssen shall make a one-time additional payment to Vertex of [***] within [***] of the completion of the Calendar Quarter in which such milestone is first achieved.

9.3
Cost Reimbursement. Section 9.3 of the Parent Agreement is hereby amended to provide that (a) [***] and (b) the right of each Party to inspect the books and records of the other Party pursuant to Section 9.3 shall only apply to Global Development Costs incurred on or after January 1, 2013 by the Party maintaining the books and records.

9.4	Third Party Licenses. The first sentence of Section 9.5 of the Parent Agreement shall be deleted in its entirety and replaced with the following:
“Janssen shall be responsible (except as provided in Section 9.4.1(b)) for one hundred percent (100%) of any royalties, or other amounts relating to intellectual property rights, payable to any Third Party on account of Products sold in the Territory by Janssen, its Affiliates or sublicensee (except for Vertex), and shall pay to Vertex, in accordance with the procedures that have been established by the Parties prior to this Amendment Effective Date for such payments: (a) [***] and (b) [***]. Vertex represents and warrants that: (i) the ELC Patents are [***] or [***] (both as defined in [***]) and (ii) the compounds claimed as a composition of matter by a Valid Claim of the ELC Patents are [***] (as defined in [***]). [***].”

9.5
Reports. Section 9.6 of the Parent Agreement shall terminate in its entirety effective immediately following the delivery of the [***] to be furnished to Vertex for the [***], and the following shall be substituted therefor:

“Janssen shall furnish to Vertex a [***], at the end of each [***], showing the Net Sales of Products in each country in the Territory during the reporting period, and any permitted deductions from gross sales taken to arrive at the Net Sales calculation. [***] Janssen shall keep complete and accurate records in sufficient detail to enable the information provided hereunder to be verified by

6
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Vertex’s accounting firm pursuant to Section 9.7 of this Agreement in the case that under [***] or [***] a request is made by such counterparty to audit the Net Sales in the Territory or in order for Vertex to verify the written report on the Net Sales of Products in the Territory between [***] and [***].”

9.6
Audits, Payments and Income Tax Withholdings. Sections, 9.8, 9.9 and 9.10 of the Parent Agreement shall remain in full force and effect and apply to any payment obligation under the Agreement. Section 9.7 of the Parent Agreement will only apply to reporting (a) under the Parent Agreement between December 30, 2012 and December 29, 2013 or (b) under Section 9.5 of this 2013 Amendment for periods on or after December 30, 2012. For clarity, all audit rights under Section 9.7 will terminate as of March 1, 2015 except in the case of an audit request made under [***] or [***].

9.7	Parallel Importation. Section 9.11 of the Parent Agreement shall terminate in its entirety as of the Amendment Effective Date.
Article 10 - Intellectual Property

10.1	General. Article 10 of the Parent Agreement, as supplemented and modified by this 2013 Amendment, shall remain in full force and effect.

10.2
Assignment. Contemporaneously to the execution of this 2013 Amendment, Vertex shall execute the patent assignments attached as Schedule B. These patent assignments convey legal and equitable ownership to Janssen of the Vertex Patent Rights and the Vertex interest in Joint Patent Rights in the Territory that are listed as “Assigned” patents on Schedule A (the “Janssen Assigned Patents”). Janssen shall have all rights of ownership, including any right and responsibility of prosecution, maintenance and enforcement of the Janssen Assigned Patents at its sole expense, subject to the licenses granted pursuant Section 7.3 of this 2013 Amendment. The Janssen Assigned Patents will no longer be Vertex Patent Rights or Joint Patent Rights and will not be Janssen Patent Rights under the Agreement. Except as specifically provided for herein, Janssen shall have no obligations to Vertex as to and Vertex shall have no rights in the Janssen Assigned Patents. Vertex agrees to execute such documents and perform such acts as may be reasonably necessary to record or otherwise effectuate such assignments. Notwithstanding the foregoing, the Parties agree to coordinate regarding the prosecution and any other proceedings relating to the Janssen Assigned Patents.

10.3
Reimbursement. Janssen’s obligation to [***] as set forth in Section 10.1 of the Parent Agreement is terminated. Janssen’s obligation to [***] as set forth in Section 10.1 of the Parent Agreement is unchanged.

10.4
ELC Patents. Janssen shall give Vertex [***] advance notice of any decision to cease preparation, filing, prosecution or maintenance any patents or patent applications within the ELC Patents (each, a “Discontinued Patent”). Janssen acknowledges that [***] would have the right to elect to continue preparation, filing, prosecution and maintenance of such Discontinued Patents at [***] sole expense. Janssen agrees to assign ownership of such Discontinued Patents to [***] and to execute such documents and perform such acts as may be reasonably necessary for [***] to file or to continue its prosecution or maintenance of such Discontinued Patents. Notwithstanding the assignment of the ELC Patents in Section 10.2 of this 2013 Amendment, Janssen acknowledges and agrees that [***] retains a fully paid-up, non-exclusive, worldwide license without any right to sublicense, to the ELC Patents for [***] internal research purposes only.

Article 11 - Confidentiality

11.1
Confidentiality and Non-use. Section 11.1 of the Parent Agreement, as supplemented and modified by this 2013 Amendment, shall remain consistent with the licenses granted herein (including in Section 7.2 of this 2013 Amendment) in full force and effect.

7
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

11.2	Consultant and Advisor Obligations. Section 11.2 of the Parent Agreement is deleted in its entirety as of the Amendment Effect Date and the following is substituted therefor:
“Each Party agrees that it and its Affiliates shall provide or permit access to Information received from the other Party and such Party's Affiliates and representatives only to consultants, Permitted Sublicensees and subcontractors of the receiving Party, and to the consultants, Permitted Sublicensees and subcontractors of the receiving Party's Affiliates, who in such Party's reasonable judgment have a need to know such Information to assist the receiving Party with the activities contemplated by this Agreement and who are subject to obligations of confidentiality and non-use with respect to such Information no less restrictive than the obligations of confidentiality and non-use of the receiving Party pursuant to Section 11.1 of the Parent Agreement; provided that each Party shall remain responsible for any failure by its Affiliates, and its and its Affiliates' respective consultants, permitted subcontractors and sublicensees, to treat such Information as required under Section 11.1 of the Parent Agreement (as if such Affiliates, consultants, permitted subcontractors and sublicensees were Parties directly bound to the requirements of Section 11.1).”

11.3	Publication. Section 11.3 of the Parent Agreement is deleted in its entirety as of the Amendment Effective Date and the following is substituted therefor:
“Each of Janssen and Vertex reserves the right to publish or publicly present any results (the “Results”) related to the Product, subject to the following terms and conditions. The Party proposing to publish or publicly present the Results (the “Publishing Party”) will submit a draft of any proposed manuscript, abstract or speech to the other Party (the “Non-Publishing Party”) for comments [***] prior to submission for publication or oral presentation. The Non-Publishing Party shall notify the Publishing Party in writing [***] of receipt of such draft whether such draft contains (i) information of the Non-Publishing Party which it considers to be confidential under the provisions of Section 11.1 of the Agreement, or (ii) information that if published would have an adverse effect on a patent application covering the subject matter of this Agreement. In any such notification, the Non-Publishing Party shall indicate with specificity its suggestions regarding the manner and degree to which the Publishing Party may disclose such information. In the case of item (i) above, no Party may publish Information of the other Party without its consent in violation of Section 11.1 of this Agreement. In the case of item (ii) above, the Non-Publishing Party may request a delay and the Publishing Party shall delay such publication or presentation, for a period [***], to permit the timely preparation and filing of a patent application or an application for a certificate of invention covering the information at issue. The Parties agree that authorship of any publication or presentation will be determined based on the customary standards then being applied in the relevant scientific journal or conference. The forgoing provisions shall not be interpreted to prevent the publication by a Party of information required by law to be published by that Party.
This Section 11.3 shall terminate with the termination of the Agreement, but the provisions of Section 11.1 hereof shall continue to govern the disclosure by one Party, whether by publication or otherwise, of Information of the other for two years after termination or expiration of this Agreement.”

11.4
Publicity/Use of Names. Section 11.4 of the Parent Agreement shall remain in full force and effect and shall apply to this 2013 Amendment. The Parties shall agree upon the timing and content of an initial press release relating to the execution of this 2013 Amendment and its terms.

Article 12 - Representations and Warranties; Indemnification

12.1	Authority. Each Party represents and warrants that this 2013 Amendment, including the release contained in Article 16 hereof, has been duly executed and delivered by such Party and constitutes a

8
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws related to creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of such Party, its officers and directors.

12.2	General. Article 12 of the Parent Agreement shall remain in full force and effect.
Article 13 - Term
Article 13 of the Parent Agreement is deleted in its entirety and replaced by the following:

13.1
Term. The Agreement shall be effective as of the Effective Date and shall continue in effect until the later of (i) the last to expire of the Janssen Assigned Patents or the Vertex Patent Rights licensed to Janssen pursuant to Article 7 of the Agreement or (ii) the last required payment by Janssen to Vertex pursuant to this Agreement.

13.2
Survival. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination. In addition to any other provisions which by their terms specifically survive expiration or termination of this Agreement, the following provisions shall indefinitely survive any expiration or termination of the Agreement: Article 7 of this 2013 Amendment, Article 12 of this 2013 Amendment, Article 13 of this 2013 Amendment, Article 14 of this 2013 Amendment, Sections 14.1 and 14.5 of the Agreement, Article 15 of this 2013 Amendment, Article 15 of the Agreement, Article 16 of this 2013 Amendment, and the definitions of terms from Article 1 of the Parent Agreement and this 2013 Amendment that are used in any of the surviving provisions of the Agreement.

Article 14 - Governing Law and Dispute Resolution

14.1
Governing Law and Dispute Resolution. Article 14 of the Parent Agreement, as amended and supplemented by this 2013 Amendment, shall remain in full force and effect and shall apply to the provisions of this 2013 Amendment.

14.2	Amendment of Dispute Resolution Provisions. Section 14.3 of the Parent Agreement is deleted in its entirety as of the Amendment Effect Date and the following is substituted therefor:
“If the Executive Officers fail to come to consensus on any matter properly referred to the Executive Officers within the period for resolution set forth in Section 14.2 (an “Unresolved Matter”) such dispute shall be settled in accordance with Section 14.5 of the Agreement.”
Article 15 - Miscellaneous

15.1	Miscellaneous. Article 15 of the Parent Agreement shall remain in full force and effect and shall apply to the provisions of this 2013 Amendment.
Article 16 - Mutual Releases

16.1
Release of Janssen. Vertex, on behalf of itself and its Affiliates and, as applicable, each of its and its Affiliates’ employees, successors, assigns, current and former directors and officers, shareholders and direct and indirect parents, hereby fully and forever releases and discharges each of Janssen and its Affiliates, each of their employees, agents, attorneys, insurers, accountants, heirs, executors, administrators, conservators, successors, assigns, current and former directors and officers, shareholders and direct and indirect parents, subsidiaries and Affiliates from and against any and all liability, claims, demands, contracts, debts, obligations, damages, losses, actions, causes of action, or suits of whatever

9
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

kind or nature, whether known or unknown, based on any claim (each, a “Janssen Released Claim”) arising under the Parent Agreement and existing as of the Amendment Effective Date, except for any claims based on (i) breach by Janssen or its Affiliates of any payment obligation under the Parent Agreement, including any underpayment of royalties due to Vertex, [***] or [***], (ii) fraudulent acts by Janssen or its Affiliates in connection with the activities contemplated by the Parent Agreement, (iii) breach by Janssen or its Affiliates of its confidentiality obligations to Vertex under the Parent Agreement resulting in unauthorized disclosures to Third Parties or (iv) breach by Janssen or its Affiliates of the Pharmacovigilance Agreement. Vertex covenants not to sue or otherwise institute or prosecute any legal, administrative or other proceeding against any of Janssen or its Affiliates based on any Janssen Released Claim.

16.2
Release of Vertex. Janssen, on behalf of itself and its Affiliates and, as applicable, each of its and its Affiliates’ employees, successors, assigns, current and former directors and officers, stockholders and direct and indirect parents, hereby fully and forever releases and discharges each of Vertex and its Affiliates, each of their employees, agents, attorneys, insurers, accountants, heirs, executors, administrators, conservators, successors, assigns, current and former directors and officers, shareholders and direct and indirect parents, subsidiaries and Affiliates, from and against any and all liability, claims, demands, contracts, debts, obligations, damages, losses, actions, causes of action, or suits of whatever kind or nature, whether known or unknown, based on any claim (each, a “Vertex Released Claim”) arising under the Parent Agreement and existing as of the Amendment Effective Date, except for any claims based on (i) breach by Vertex or its Affiliates of any payment obligation to Janssen under the Parent Agreement, (ii) fraudulent acts by Vertex or its Affiliates in connection with the activities contemplated by the Parent Agreement, (iii) breach by Vertex or its Affiliates of its confidentiality obligations to Janssen under the Parent Agreement resulting in unauthorized disclosures to Third Parties or (iv) breach by Vertex or its Affiliates of the Pharmacovigilance Agreement. Janssen covenants not to sue or otherwise institute or prosecute any legal, administrative or other proceeding against Vertex or its Affiliates, based on any Vertex Released Claim.

16.3
Non-Assignment of Claims. Each Party hereto represents and warrants to the other Party that no portion of any claim, right, interest, demand, debt, liability, account, obligation or cause of action released herein has been assigned, conveyed or transferred, by operation of law or otherwise, to any other person or entity. In the event that any claim, demand or suit should be made or instituted against any Party hereto because of any such purported assignment, conveyance or transfer, the Party from whom such assignment, conveyance or transfer was alleged to have occurred agrees to indemnify and hold harmless the other Party against such claim, suit or demand and to pay and satisfy any such claim, suit or demand, including all expenses of investigation, attorneys’ fees and costs.

16.4
Later Discovered Facts. The Parties are aware that they may hereafter discover claims or facts in addition to or different from those they now know or believe to be true with respect to matters or things under or related to the Agreement, or any aspect of the relevant business relationship by or between the Parties. Nevertheless, it is the Parties’ intention to fully, finally, and forever settle and release all such matters and all claims within the scope of the above releases that may exist or may heretofore have existed.

16.5	Voluntary Execution. The Parties respectively represent and warrant that:
16.5.1    No Party has made any statement or representation to the other Party regarding any fact relied upon in entering into Article 16 of the 2013 Amendment. Article 16 of this 2013 Amendment is made without reliance upon any inducement, statement, promise, or representation other than those contained within this 2013 Amendment.
16.5.2    This 2013 amendment is executed voluntarily and without any duress or undue influence on the part of or on behalf of the Parties hereto, with the full intent of releasing all claims, except as expressly reserved herein.

10
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have executed this 2013 Amendment as of the date set forth below.

JANSSEN PHARMACEUTICA, N.V.	VERTEX PHARMACEUTICALS INCORPORATED
By: /s/ Ludo F. Lauwers	By: /s/ Ian Smith
Name: Dr. Ludo F. Lauwers, M.D.	Name: Ian Smith
Title: Senior Vice President Vice- Chairman Management Board Janssen Pharmaceutica NV	Title: EVP & Chief Financial Officer
Date: November 19, 2013	Date: November 19, 2013

By: /s/ Peter Putteman
Name: Peter Putteman
Title: General Manager Janssen Supply Chain Beerse
Date: November 19, 2013

11
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule A

Assigned Patents

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule A - Assigned Patents

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	ALBANIA	AL/P/2009/3085	[***]	1320540	1320540	Granted	13-May-2009	[***]	[***]	[***]
[***]	ARMENIA	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	ARMENIA	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	ARGENTINA	10104168	[***]		AR03035B1	Granted	24-Jan-2013	[***]	[***]	[***]
[***]	ARGENTINA	90102351	[***]	AR 072313		Published		[***]	[***]	[***]
[***]	ARGENTINA	90102352	[***]	AR 072314		Published		[***]	[***]	[***]
[***]	ARGENTINA	20120104265	[***]			Pending		[***]	[***]	[***]
[***]	AUSTRIA	E 431358	[***]	1320540	1320540	Granted	13-May-2009	Pending	SZ 9/2012	Filed 3/16/2012
[***]	AUSTRALIA	2001288318	[***]		2001288318	Granted	10-Jan-2008	Granted	[***]	Granted 2/13/13; Expires 8/31/26
[***]	AUSTRALIA	2007240156	[***]		2007240156	Granted	15-Mar-2012	Granted	[***]	Granted 3/21/13; Expires 8/31/26
[***]	AUSTRALIA	2012201015	[***]			Pending		[***]	[***]	[***]
[***]	AZERBAIJAN	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	AZERBAIJAN	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	BELGIUM	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	2012C/010	Filed 3/16/12
[***]	BRAZIL	0113666-6	[***]	1812		Published		[***]	[***]	[***]
[***]	BELARUS	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	BELARUS	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	SWITZERLAND	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	C01320540/01	Filed 3/8/12
[***]	SWITZERLAND	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	CHILE	20822001	[***]		45990	Granted	6-Oct-2009	[***]	[***]	[***]
[***]	CHILE	3382007	[***]			Pending		[***]	[***]	[***]
[***]	CHILE	330-2010	[***]			Pending		[***]	[***]	[***]
[***]	COLOMBIA	3016961	[***]	545	59726	Granted	29-Oct-2010	[***]	[***]	[***]
[***]	COLOMBIA	3016961A	[***]		39902	Granted	30-Jul-2010	[***]	[***]	[***]
[***]	COLOMBIA	3016961C	[***]			Pending		[***]	[***]	[***]
[***]	CYPRUS	CY2009 1100765	[***]	1320540	1320540	Granted	13-May-2009	Granted	CY2012007	Granted 6/6/12; Expires 8/31/26
[***]	CZECH REPUBLIC	20030595	[***]			Pending		[***]	[***]	[***]
[***]	CZECH REPUBLIC	PV2013-353	[***]			Pending		[***]	[***]	[***]
[***]	GERMANY	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	122012000015.2	Filed 3/19/12
[***]	GERMANY	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	DENMARK	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	CA 2012 00007	Filed 3/19/12
[***]	DENMARK	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	ALGERIA	30064	[***]		3438	Granted	6-Sep-2005	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]	EURASIAN PATENT	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	EURASIAN PATENT	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	ECUADOR	34493	[***]			Pending		[***]	[***]	[***]
[***]	ECUADOR	77217	[***]			Pending		[***]	[***]	[***]
[***]	EGYPT	935/2001	[***]			Pending		[***]	[***]	[***]
[***]	EUROPEAN	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	[***]	[***]	[***]
[***]	EUROPEAN	7111000.1	[***]	1849797		Published		[***]	[***]	[***]
[***]	EUROPEAN	7012483.9	[***]	1958956		Published		[***]	[***]	[***]
[***]	EUROPEAN	7012484.7	[***]	1876173		Published		[***]	[***]	[***]
[***]	EUROPEAN	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	EUROPEAN	10185132.7	[***]	2368877		Published		[***]	[***]	[***]
[***]	EUROPEAN	10185148.3	[***]	2368878		Published		[***]	[***]	[***]
[***]	EUROPEAN	10185155.8	[***]	2368901		Published		[***]	[***]	[***]
[***]	EUROPEAN	10185722.5	[***]	2371839		Published		[***]	[***]	[***]
[***]	SPAIN	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	201200008	Granted 12/17/12; Expires 8/31/26
[***]	SPAIN	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	FINLAND	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	C20120011	Filed 3/16/12
[***]	FRANCE	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	12C0018	Granted 12/28/12; Expires 8/30/26
[***]	FRANCE	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	UNITED KINGDOM	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	SPC/GB12/010	Filed 3/16/12
[***]	UNITED KINGDOM	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	GREECE	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	20120800008	Granted 2/11/13; Expires 9/1/26
[***]	CROATIA	20030139	[***]	02/2005		Published		[***]	[***]	[***]
[***]	HUNGARY	300855	[***]			Pending		[***]	[***]	[***]
[***]	HUNGARY	P13 00255	[***]			Pending		[***]	[***]	[***]
[***]	IRELAND	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	2012/009	Filed 3/16/12
[***]	IRELAND	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	ISRAEL	154671	[***]		154671	Granted	1-Mar-2012	Pending	[***]	Filed 6/10/12
[***]	ISRAEL	185644	[***]			Pending		[***]	[***]	[***]
[***]	ISRAEL	215892	[***]			Pending		[***]	[***]	[***]
[***]	ISRAEL	215890	[***]			Pending		[***]	[***]	[***]
[***]	ISRAEL	215891	[***]			Pending		[***]	[***]	[***]
[***]	INDIA	0242KOLNP2003	[***]		212710	Granted	12-Dec-2007	[***]	[***]	[***]
[***]	INDIA	865KOLNP07	[***]			Pending		[***]	[***]	[***]
[***]	ITALY	26598/BE/2009	[***]	1320540	1320540	Granted	13-May-2009	Granted	68544	Granted 4/23/12; Expires 8/31/26
[***]	ITALY	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	KYRGYZSTAN	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	KYRGYZSTAN	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	KAZAKHSTAN	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]	KAZAKHSTAN	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	LITHUANIA	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	PA 2012 003	Granted 9/25/12; Expires 9/1/26
[***]	LUXEMBOURG	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	91 960	Granted 5/21/12; Expires 8/31/26
[***]	LUXEMBOURG	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	LATVIA	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	C/LV2012/0005	Granted 12/20/12; Expires 8/31/26
[***]	MONACO	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	[***]	[***]	[***]
[***]	MONACO	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	MOLDOVA	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	MOLDOVA	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	MACEDONIA	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	[***]	[***]	[***]
[***]	NIGERIA	372/2001	[***]		NG/C/2011/04	Granted	14-Mar-2011	[***]	[***]	[***]
[***]	NETHERLANDS	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	300518	Granted 8/31/12; Expires 8/31/26
[***]	NETHERLANDS	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	NORWAY	20030928	[***]		329929	Granted	24-Jan-2011	Pending	2012006	Filed 4/3/12
[***]	NORWAY	20100999	[***]		330807	Granted	18-Jul-2011	[***]	[***]	[***]
[***]	NEW ZEALAND	541302	[***]	1534	541302	Granted	9-Aug-2007	[***]	[***]	[***]
[***]	NEW ZEALAND	569670	[***]	1569	569670	Granted	8-Jul-2010	[***]	[***]	[***]
[***]	PERU	876-2001	[***]		4184	Granted	9-Jan-2006	[***]	[***]	[***]
[***]	PAKISTAN	841/2001	[***]		140105	Pending		[***]	[***]	[***]
[***]	PAKISTAN	1191/2007	[***]		140115	Pending		[***]	[***]	[***]
[***]	PAKISTAN	1196/2007	[***]		140117	Pending		[***]	[***]	[***]
[***]	PAKISTAN	1192/2007	[***]		140116	Pending		[***]	[***]	[***]
[***]	POLAND	365836	[***]			Granted		Pending	0192/0211019	Filed 3/19/12
[***]	POLAND	389234	[***]			Pending		[***]	[***]	[***]
[***]	PORTUGAL	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	472	Filed 3/16/12
[***]	ROMANIA	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Pending	C 2012 005	Filed 3/16/12
[***]	RUSSIA	200300318	[***]		11547	Granted	14-Jan-2009	Granted	[***]	Granted 7/15/13; Expires 8/31/26
[***]	RUSSIA	200701869	[***]		17556	Granted	30-Jan-2013	Granted	[***]	Granted 7/15/13; Expires 8/31/26
[***]	SWEDEN	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	1290007-2	Granted 10/2/12; Expires 8/31/26
[***]	SWEDEN	7012485.4	[***]	1878720	1878720	Granted	6-Oct-2010	[***]	[***]	[***]
[***]	SLOVENIA	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	Granted	C 2012 4 0004	Granted 10/3/12; Expires 8/31/26
[***]	SLOVAK REPUBLIC	20030249	[***]			Pending		[***]	[***]	[***]
[***]	TAJIKISTAN	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	TAJIKISTAN	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]	TURKMENISTAN	200300318	[***]		11547	Granted	14-Jan-2009	[***]	[***]	[***]
[***]	TURKMENISTAN	200701869	[***]		17556	Granted	30-Jan-2013	[***]	[***]	[***]
[***]	TURKEY	1968040.4	[***]	1320540	1320540	Granted	13-May-2009	[***]	[***]	[***]
[***]	UKRAINE	2003021834	[***]		81600	Granted	25-Jan-2008	[***]	[***]	[***]
[***]	UKRAINE	200710133	[***]		99895	Granted	25-Oct-2012	[***]	[***]	[***]
[***]	UKRAINE	201108596	[***]			Pending		[***]	[***]	[***]
[***]	VENEZUELA	2001-001867	[***]			Pending		[***]	[***]	[***]
[***]	SOUTH AFRICA	20031641	[***]		2003/1641	Granted	25-Aug-2004	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	AUSTRALIA	2009238599.0	[***]			Pending		[***]	[***]	[***]
[***]	BRAZIL	PCT/US2009/002526	[***]			Pending		[***]	[***]	[***]
[***]	EURASIAN PATENT	201071230.0	[***]			Pending		[***]	[***]	[***]
[***]	EUROPEAN	9735729.7	[***]		2280709	Published		[***]	[***]	[***]
[***]	ISRAEL	208726.0	[***]			Pending		[***]	[***]	[***]
[***]	INDIA	8137/DELNP/2010	[***]			Pending		[***]	[***]	[***]
[***]	NEW ZEALAND	588655.0	[***]	588655		Granted	22-Mar-2013	[***]	[***]	[***]
[***]	SOUTH AFRICA	2010/07435	[***]	2010/07435		Granted		[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Status	Publication Number	Patent Number	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	CHILE	7012007	[***]	Published				[***]	[***]	[***]
[***]	EURASIAN PATENT	200802008	[***]	Pending				[***]	[***]	[***]
[***]	ISRAEL	194176	[***]	Pending				[***]	[***]	[***]
[***]	NEW ZEALAND	571934	[***]	Issued		571934	3-Sep-2012	[***]	[***]	[***]
[***]	PERU	308	[***]	Granted		000094-2011	31-Jan-2011	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	ARGENTINA	P070101077	[***]			Pending		[***]	[***]	[***]
[***]	AUSTRALIA	2012202730	[***]			Pending		[***]	[***]	[***]
[***]	BRAZIL	PI 0709568-6	[***]	Pending		Published		[***]	[***]	[***]
[***]	CHILE	6892007	[***]			Pending		[***]	[***]	[***]
[***]	EUROPEAN	7752981.6	[***]	EP 1993993		Publshed		[***]	[***]	[***]
[***]	EUROPEAN	EP 11172239.3	[***]	EP 2 407 448		Published		[***]	[***]	[***]
[***]	ISRAEL	194115	[***]			Published		[***]	[***]	[***]
[***]	INDIA	3776KOLNP2008	[***]			Pending		[***]	[***]	[***]
[***]	NEW ZEALAND	571281	[***]		571281	Issued	5-Mar-2012	[***]	[***]	[***]
[***]	RUSSIA	2008140942	[***]		2481326	Issued	10-May-2013	[***]	[***]	[***]
[***]	RUSSIA	2013105768	[***]			Pending		[***]	[***]	[***]
[***]	SOUTH AFRICA	2008/08646	[***]		2008/08646	Issued	29-Jul-2009	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	ARGENTINA	60103610	[***]	AR058025A1		Pending		[***]	[***]	[***]
[***]	AUSTRIA	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	AUSTRALIA	2006279357	[***]		2006279357	Issued	13-Sep-2012	[***]	[***]	[***]
[***]	AUSTRALIA	2012216599	[***]			Pending		[***]	[***]	[***]
[***]	AUSTRALIA	2013204565	[***]			Pending		[***]	[***]	[***]
[***]	AUSTRALIA	2013204689	[***]			Pending		[***]	[***]	[***]
[***]	BELGIUM	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	BRAZIL	0615029-2	[***]	Journal 2006		Published		[***]	[***]	[***]
[***]	SWITZERLAND	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	CHILE	2187-2006	[***]			Pending		[***]	[***]	[***]
[***]	CHILE	1813-2013	[***]			Pending		[***]	[***]	[***]
[***]	CYPRUS	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	CZECH REPUBLIC	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	GERMANY	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	DENMARK	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	EUROPEAN	6813568.0	[***]	1934179	1934179	Issued	11-Mar-2010	[***]	[***]	[***]
[***]	EUROPEAN	EP 10155058.0	[***]	EP 2194043		Published		[***]	[***]	[***]
[***]	EUROPEAN	EP 11150039.3	[***]	2357170		Published		[***]	[***]	[***]
[***]	EUROPEAN	EP 11150041.9	[***]	2364970		Published		[***]	[***]	[***]
[***]	SPAIN	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	FINLAND	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	FRANCE	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	UNITED KINGDOM	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	GREECE	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	HUNGARY	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	IRELAND	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	ISRAEL	189585	[***]			Pending		[***]	[***]	[***]
[***]	INDIA	738/KOLNP/2008	[***]			Pending		[***]	[***]	[***]
[***]	ITALY	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	LIECHTENSTEIN	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	LUXEMBOURG	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	MONACO	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	MALTA	N/A	[***]		3717	Issued	18-Aug-2006	[***]	[***]	[***]
[***]	NETHERLANDS	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	NEW ZEALAND	566049	[***]		566049	Issued	7-Nov-2011	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]	NEW ZEALAND	593214	[***]		593214	Issued	23-May-2013	[***]	[***]	[***]
[***]	NEW ZEALAND	604087	[***]			Pending		[***]	[***]	[***]
[***]	PORTUGAL	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	RUSSIA	2008110479	[***]		2446171	Issued	27-Mar-2012	[***]	[***]	[***]
[***]	RUSSIA	2011148615	[***]	2011148615		Published		[***]	[***]	[***]
[***]	SWEDEN	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	SLOVENIA	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	SLOVAK REPUBLIC	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	TURKEY	6813568.0	[***]		1934179	Issued	7-Apr-2010	[***]	[***]	[***]
[***]	SOUTH AFRICA	200801791	[***]		2008/01791	Issued	31-Dec-2008	[***]	[***]	[***]
[***]	AUSTRALIA	2010241800	[***]			Pending		[***]	[***]	[***]
[***]	BRAZIL	PI 1013338-0	[***]			Pending		[***]	[***]	[***]
[***]	CHILE	2657-2011	[***]	Pending		Published		[***]	[***]	[***]
[***]	EUROPEAN	EP 10716236.4	[***]	2477966		Published		[***]	[***]	[***]
[***]	ISRAEL	215893	[***]	Pending		Published		[***]	[***]	[***]
[***]	INDIA	4306/KOLNP/2011	[***]			Pending		[***]	[***]	[***]
[***]	NEW ZEALAND	595817	[***]			Pending		[***]	[***]	[***]
[***]	RUSSIA	2011148100	[***]			Published		[***]	[***]	[***]
[***]	SOUTH AFRICA	2011/08502	[***]		2011/08502	Issued	29-Aug-2012	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	AUSTRALIA	2005302361	[***]		2005302361	Granted	1-Mar-2012	[***]	[***]	[***]
[***]	AUSTRALIA	2012200942	[***]			Pending		[***]	[***]	[***]
[***]	EUROPEAN	5815054.1	[***]	1819336		Published		[***]	[***]	[***]
[***]	EUROPEAN	11184992.3	[***]			Pending		[***]	[***]	[***]
[***]	ISRAEL	182847	[***]			Pending		[***]	[***]	[***]
[***]	NORWAY	20072733	[***]			Pending		[***]	[***]	[***]
[***]	RUSSIA	2007119725	[***]		2393863	Granted	10-Jul-2010	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

[***]

[***]	Country Name	Application Number	[***]	Publication Number	Patent Number	Status	Issue Date	PTE/SPC Status	PTE/SPC Application Number	Filing or Grant / expiration date
[***]	ARGENTINA	50102345	[***]			Pending		[***]	[***]	[***]
[***]	AUSTRALIA	2005253957	[***]		2005253957	Granted	8-Dec-2011	[***]	[***]	[***]
[***]	BRAZIL	PI0511900.6	[***]			Published		[***]	[***]	[***]
[***]	EUROPEAN	5757623.3	[***]	1765283		Published		[***]	[***]	[***]
[***]	ISRAEL	179809	[***]			Granted	10-Jun-2013	[***]	[***]	[***]
[***]	ISRAEL		[***]			Pending		[***]	[***]	[***]
[***]	INDIA	7312/DELNP/2006	[***]			Published		[***]	[***]	[***]
[***]	NORWAY	20070130	[***]			Pending		[***]	[***]	[***]
[***]	NEW ZEALAND	588471	[***]		588471	Granted	5-Jun-2012	[***]	[***]	[***]
[***]	RUSSIA	2006147247	[***]		2373923	Granted	27-Nov-2009	[***]	[***]	[***]
[***]	SOUTH AFRICA	200700030	[***]		2007/00030	Granted	24-Jun-2009	[***]	[***]	[***]
[***]	SOUTH AFRICA	200802676	[***]		2008/02676	Granted	30-Dec-2009	[***]	[***]	[***]

Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Schedule B

Patent Assignment

PATENT ASSIGNMENT
This patent assignment (“Assignment of Patents”) is made and entered into as of November 19, 2013, between, VERTEX PHARMACEUTICALS INCORPORATED, a Massachusetts corporation with corporate offices at 130 Waverly Street, Cambridge, MA 02139-4242, United States of America, (“Assignor”) and JANSSEN PHARMACEUTICA NV, a company organized under the laws of Belgium with offices at Turnhoutseweg 30, 2340 Beerse, Belgium (“Assignee”) (each a “Party” and collectively, the “Parties”).
Whereas, Assignor and Assignee are parties to an amendment to a License, Development, Manufacturing and Commercialization Agreement between the Parties (“2013 Amendment”), which amendment is dated as of the date mentioned hereinabove, pursuant to which Assignor has agreed to convey legal and equitable ownership of certain assets to Assignee;
Whereas, subject to the terms and conditions in the 2013 Amendment, Assignor owns all right, title and interest in and to the patents and patent applications listed on Schedule A; Assignor desires to convey, deliver, transfer and assign to Assignee all of its right, title and interest in and to the Patents, and Assignee desires to take delivery of, accept and assume from Assignor the same.
Now, therefore, for the foregoing recited consideration and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, agree as follows :
(a)Assignor does hereby convey, deliver, transfer and assign to Assignee all of its right, title and interest in and to (i) the patents and patent applications listed on Schedule A, (ii) all patent applications filed either from such patents, patent applications or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications, (iii) any and all patents that have issued or in the future issue from the foregoing patent applications described in clauses (i) and (ii), including utility models, petty patents, design patents and certificates of invention, and (iv) any and all extensions or restorations by existing or future extension- or restoration mechanisms, including revalidations, reissues, reexaminations, supplemental examinations, inter partes reviews, post-grant reviews, pre-grant and post-grant oppositions, limitations, and other existing or future post-issuance proceedings, and extensions (including any supplementary protection certificates and any other patent term restoration mechanisms) of the foregoing patents and patent applications described in clauses (i), (ii) and (iii), (collectively, clauses (i), (ii), (iii) and (iv) called “Patents”), in each case, the same to be held and enjoyed by Assignee for its own use and benefit of the Patents that may be granted or extended, as fully and entirely as the same would have been held and enjoyed by Assignor had this assignment not been made, including all benefits, privileges, causes of action and remedies relating to, or otherwise derived from, such Patents, including the right to any damages accrued for infringement of the Patents, and all goodwill associated with such Patents; and
(b)Assignee accepts such assignment.

(Remainder of Page Intentionally Left Blank)

A- 1
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

In witness whereof Assignor and Assignee have executed this Assignment of Patents as of the date written hereinabove.
Assignor                        Witness
VERTEX PHARMACEUTICALS INCORPORATED
By :_/s/ Ian Smith___________________        By :_/s/ Philippe Tinmouth __________
Name : _Ian Smith __________________        Name : _Phil Tinmouth_______________
Title : _EVP & CFO __________________
Notary Public

Acknowledged and accepted by:
Assignee                        Witness
JANSSEN PHARMACEUTICA NV
By :_/s/ Ludo F. Lauwers_____________        By : _/s/ Liesbeth Vanhee___________
Name : _Dr. Ludo F. Lauwers, M.D._____        Name : _Liesbeth Vanhee___________
Title :     Senior Vice President _________
Vice-Chairman Management Board
Janssen Pharmaceutica NV

By :_/s/ Peter Putteman_______________
Name : _Peter Putteman______________
Title :     General Manager______________
Janssen Supply Chain Beerse
Notary Public

A- 2
Portions of this exhibit, indicated by the mark “[***],” have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.